RECOURSE LOANS	12 Months Ended
Dec. 31, 2012
RECOURSE LOANS
RECOURSE LOANS

15. RECOURSE LOANS

In December 2009, the Company provided loans in the aggregate of USD1,795 with full recourse to certain employees to exercise their vested stock options. These loans have terms of one year and carry 4% interest per annum. The Company concluded that these loans were full recourse in substance and therefore, recognized the stock option exercises. The Company accounted for these recourse loans and related interest receivable as a contra-equity item on the consolidated balance sheets. These recourse loans with full recourse to certain employees to exercise their vested stock options were fully repaid by employees as of December 31, 2010.

During the year ended December 31, 2011 and 2012, the Company provided loans in the aggregate of USD509 and USD 1,048 respectively, with full recourse to certain employees to facilitate the employee’s personal financial engagement. The employee pledges the right, title and interest in the ordinary shares of the Company that the employee owns to secure this loan principal. The loans have terms of five to ten years. The interest rate was 1% per annum. The interest of the recourse loans is USD 13 for the year ended December 31, 2012. The Company accounted for these recourse loans as a contra-equity item on the consolidated balance sheets. The repayment of recourse loans are nil and USD 26, respectively in the year ended December 31, 2011 and 2012.